Exhibit 10.61

SECOND AMENDMENT TO THE RESTATED LIMITED LIABILITY COMPANY AGREEMENT ENTERED INTO BETWEEN SINOVEN BIOPOLYMERS INC., NATUREWORKS LLC, AMBERWORKS LLC AND BIOAMBER INC. AS OF FEBRUARY 15, 2012

This Second Amendment Agreement is made as of November 5, 2012, between Sinoven Biopolymers Inc. (“Sinoven”), NatureWorks LLC (“NatureWorks”), AmberWorks LLC (“AmberWorks”) and BioAmber Inc. (“BioAmber”).

WHEREAS Sinoven, NatureWorks, AmberWorks and BioAmber have entered into a Restated Limited Liability Company Agreement as of February 15, 2012, as amended (the “Agreement”);

WHEREAS the parties agree to amend the Agreement as set forth herein.

THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.	The Agreement is modified in the following manner, the provisions of the Agreement not modified herein shall continue to be in force as stated in the Agreement:

1.1.	Schedule 11.2(b) is modified as follows:

“The Umbrella/Excess Liability insurance to be maintained by AmberWorks shall be of a limit of $5 million per occurrence and in aggregate, instead of $10 million.”

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE SIGNED THIS AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.

	SINOVEN BIOPOLYMERS INC.		NATUREWORKS LLC

By:	/s/ Jean-François Huc	By:	/s/ Marc Verbruggen
	Jean-François Huc, Director		Marc Verbruggen, President & CEO

AMBERWORKS LLC

		By:	/s/ Marc Verbruggen
Marc Verbruggen, duly authorized by the Board

		By:	/s/ Jean-François Huc
Jean-François Huc, duly authorized by the Board

BIOAMBER INC.

		By:	/s/ Jean-François Huc
			Name:	Jean-François Huc
			Title:	President & CEO

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